UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2025

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4400 Route 9 South, Suite 3100, Freehold, NJ 07728

(Address of principal executive offices)

(732) 780-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 12, 2025, AVALON GLOBOCARE CORP., a Delaware corporation (the “Company” or “Avalon”), acquired RPM INTERACTIVE, INC., a Nevada corporation (“RPM”), in accordance with the terms of the Agreement and Plan of Merger, dated December 12, 2025, as amended by Amendment No. 1 dated December 14, 2025 (as amended, the “Merger Agreement”), by and among the Company, Avalon Quantum AI, LLC, a Nevada limited liability company and a wholly owned subsidiary of the Company (the “Merger Sub”), and RPM. Pursuant to the Merger Agreement, RPM merged with and into the Merger Sub, pursuant to which the Merger Sub was the surviving entity and became a wholly owned subsidiary of the Company (the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, the Company agreed to issue to the stockholders of RPM 19,500 shares of Series E Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series E Preferred Stock”) (as described below), which have an aggregate stated and liquidation value of Nineteen Million Five Hundred U.S. Dollars and Zero Cents ($19,500,000.00). Each share of Series E Preferred Stock has a stated value of $1,000 per share (the “Stated Value”) and is convertible into a number of shares of Common Stock equal to the Stated Value divided by $1.50 (the “Conversion Price”), subject to certain conditions described in Item 5.03 below which include, among others, limiting the number of shares of Series E Preferred Stock that can convert if such conversion would exceed the aggregate number of shares of Common Stock which the Company may issue upon such conversion without breaching the Company’s obligations under the NASDAQ listing rules and regulations.

As a result of this transaction, as of the date of this Form 8-K, the Company believes it has stockholders’ equity in excess of $2.5 million as required for continued listing on the Nasdaq Stock Market under Nasdaq Listing Rule 5550(b)(1).

The Merger Agreement contains customary representations and warranties of the parties as well as certain pre-closing and post-closing covenants.

Reference is made to the discussion of the Series E Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Pursuant to the Merger Agreement, the Company has agreed to hold a stockholders’ meeting on May 12, 2026 or as promptly as practicable thereafter to submit for their approval of the conversion of the Series E Preferred Stock into shares of Common Stock in accordance with certain of the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”). In connection with these matters, the Company agreed file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials as soon as practicable following closing.

In addition, the Company agreed to appoint Mike Mathews as a director of the Company at the closing. Reference is made to the discussion of Mr. Mathews appointment as a director in Item 5.02 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

The Board of Directors of the Company (the “Board”) approved the Merger Agreement and the related transactions, and the consummation of the Merger did not require the approval of the Company stockholders.

The foregoing description of the Merger and the Merger Agreement do not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or RPM. The Merger Agreement contains representations, warranties and covenants that the Company and RPM made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between the Company and RPM and may be subject to important qualifications and limitations agreed to by the Company and RPM in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the Company and RPM rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Bridge Note Transaction

On December 11, 2025, Avalon GloboCare Corp., a Delaware corporation (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Allen O Cage Jr., an individual (the “Holder”), pursuant to which the Company issued an unsecured bridge note (the “Note”) with a maturity date of April 15, 2026 (the “Maturity Date”), in the principal sum of $375,000 (the “Principal Sum”). The Note carries an original issue discount of $75,000. Accordingly, on December 11, 2025, the Holder paid the purchase price of $300,000 to the Company for the Note. The Company is required to make the following payments in cash to the Holder under the Note: (i) $125,000 on February 15, 2026, (ii) $125,000 on March 15, 2026, and (iii) $125,000 on April 15, 2026. Upon the occurrence of an event of default under the Note, the Holder may convert the Note into the Company’s common stock (the “Common Stock”) at a conversion price equal to 50% of the volume weighted average price of the Common Stock during the five (5) trading day period prior to the respective conversion date (the “Conversion Price”), subject to adjustment as provided in the Note as well as beneficial ownership limitations. The Conversion Price may not be lower than the floor price, which is equal to 80% of the Minimum Price (as such term is defined by the rules and regulations of the Nasdaq Stock Market LLC, Rule 5635(d)(1)(A)) measured from the effective date of the Purchase Agreement, or such lower amount as permitted, from time to time, by the Nasdaq Stock Market, subject to downward adjustments for share splits, share dividends, share combinations, recapitalizations or other similar events (for the avoidance of doubt, share splits, share dividends, share combinations, recapitalizations or other similar events shall not cause an adjustment to increase the floor price). The Company agreed to issue 100,000 shares of Common Stock as a commitment fee to the Holder pursuant to the Purchase Agreement. The Purchase Agreement contains customary representations, warranties, and covenants of the Company. The issuance of such 100,000 shares as well as any conversion of the Note into shares of Common Stock is subject to the prior shareholder approval of the Company as is required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity).

The foregoing descriptions of the Note and Purchase Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the Note and Purchase Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

On December 12, 2025, the Company completed its business combination with RPM. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 – Unregistered Sale of Equity Securities.

Reference is made to the disclosure under Item 1.01 above relating the issuance of the Series E Preferred Stock which is hereby incorporated in this Item 3.02 by reference.

The shares of Series E Preferred Stock and the shares issuable upon conversion of the Series E Preferred Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and/or Rule 506 promulgated thereunder.

The Company agreed to issue an aggregate of 305,000 restricted shares of Common Stock to consultants of the Company, with such issuances to take place on or around December 15, 2025, in exchange for services rendered. After giving effect to the unregistered issuances, there will be 4,557,009 shares of Common Stock outstanding.

The securities described above have not been registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) thereof.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, on December 12, 2025, effective immediately after the effective time of the Merger, Michael Mathews was appointed to the Board as a director.

Michael Mathews (Age 64). Mr. Mathews has served as Chairman and Chief Executive Officer of Aspen Group, Inc. (OTCQB: ASPU) since March 2012. He served as Chief Executive Officer of Interclick, Inc. (Nasdaq: ICLK) from August 2007 until January 2011. Mr. Mathews also served as a Director of Interclick from June 2007 until it was acquired by Yahoo, Inc. (Nasdaq: YHOO) in December 2011.

From 2004 to 2007, Mr. Mathews served as the senior vice-president of marketing and publisher services for World Avenue U.S.A., LLC, an Internet promotional marketing company.

Mr. Mathews was selected to serve as Director due to his track record of success in managing early stage and growing businesses, his extensive knowledge of the artificial intelligence, internet services, and AdTech industries and his knowledge of running and serving on the boards of public companies.

There is no arrangement or understanding between Mr. Mathews and any other person, other than the Company’s directors or officers acting solely in their capacity as such, pursuant to which he was selected as an officer or director of the Company. Mr. Mathews is not related by blood, marriage or adoption to any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. The Company is not aware of any transaction, or currently proposed transaction, in which the Company was or is to be a participant and in which Mr. Mathews, or any member of his immediate family, had or will have a direct or indirect material interest that would be required to be reported under Item 404(a) of Regulation S-K.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2025, the Company filed a certificate of designations of preferences, rights, and limitations of Series E Non-Voting Convertible Preferred Stock (the “Series E Certificate of Designations”) with the Department of State, Division of Corporations, of the State of Delaware, which provides for the designation of 19,500 shares of Series E Preferred Stock of the Company, par value $0.0001 per share, upon the terms and conditions as set forth in the Series E Certificate of Designations. Each share of Series E Preferred Stock has a Stated Value of $1,000.

The Series E Preferred Stock shall rank (i) senior to the Company’s Common Stock and any other class or series of capital stock of the Company created hereafter, the terms of which specifically provide that such class or series shall rank junior to the Series E Preferred Stock, (ii) pari passu with any class or series of capital stock of the Company created hereafter specifically ranking, by its terms, on par with the Series E Preferred Stock, (iii) pari passu with Series C Convertible Preferred Stock of the Company with respect to its rights, preferences and restrictions, and (iv) pari passu the Series D Convertible Preferred Stock of the Company.

Holders of the Series E Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series E Preferred Stock equal (on an as-if-converted-to-Common-Stock basis, disregarding for such purpose any conversion limitations hereunder) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock.

Holders of the Series E Preferred Stock have no voting power except as otherwise required by the Delaware General Corporation Law. Notwithstanding the foregoing, in addition, as long as any shares of Series E Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series E Preferred Stock, voting as a separate class, (a) alter or change adversely the powers, preferences or rights given to the Series E Preferred Stock in this Certificate of Designation, (b) increase the number of authorized shares of Series E Preferred Stock, (c) authorize or issue an additional class or series of capital stock that ranks senior to the Series E Preferred Stock with respect to the distribution of assets on liquidation, or (d) enter into any agreement with respect to any of the foregoing

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of the Series E Preferred Stock shall be entitled to receive out of the assets available for distribution to stockholders, (i) after and subject to the payment in full of all amounts required to be distributed to the holders of another class or series of stock of the Company ranking on liquidation prior and in preference to the Series E Preferred Stock, including the Series A Preferred Stock, (ii) ratably with any class or series of stock ranking on liquidation on parity with the Series E Preferred Stock and (iii) in preference and priority to the holders of the shares of Common Stock, an amount equal to the greater of (i) 100% of the Stated Value of the Series E Preferred Stock, in proportion to the full and preferential amount that all shares of the Series E Preferred Stock are entitled to receive or (ii) such amount per share as would have been payable had all shares of Series E Preferred Stock been converted into Common Stock (without regard to any limitations on conversion set forth herein or otherwise) pursuant to Section 6 immediately prior to such Liquidation.

Each share of Series E Preferred Stock shall be convertible into Common Stock (the “Conversion Shares”), at any time from and after May 12, 2026, or such earlier time as consented to by the Company in writing at the option of the Holder thereof, into that number of shares of Common Stock (subject to certain limitations, determined by dividing the Stated Value of such share of Series E Preferred Stock by the Conversion Price of $1.50. In addition, the holder shall not have the right to convert any portion of the Series E Preferred Stock if, after giving effect to the conversion, such holder (together with its affiliates) would beneficially own in excess 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series E Preferred Stock held by the applicable holder.

In addition, the Company shall not issue any shares of Common Stock upon conversion of the Series E Preferred Stock or otherwise pursuant to the terms of the Series E Certificate of Designation if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion (as the case may be) of the Series E Preferred Stock without breaching the Company’s obligations under the rules and regulations the listing rules of the Company’s Principal Market (the maximum number of shares of Common Stock which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules and regulations of the Principal Market for issuances of shares of Common Stock in excess of such amount (the “Stockholder Approval Date”) or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders (as defined in the Series E Certificate of Designation).

The foregoing description of the Series E Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Series E Certificates of Designation, copy of which are filed as Exhibit 3.1, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 - Regulation FD Disclosure.

On December 15 2025, the Company issued a press release related to the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: stockholder approval of the conversion rights of the Series E Preferred Stock and the timing thereof. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, its clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as supplemented by its Quarterly Reports on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The following combined financial statements of RPM Interactive, Inc. (“RPM”) are being filed as exhibits to this Current Report on Form 8-K:(i) the audited financial statements of RPM as of and for the years ended December 31, 2024 and 2023 and related notes, attached as Exhibit 99.2 and (ii) the unaudited financial statements of RPM as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024 and related notes, attached as Exhibit 99.3.

(b) Pro Forma Financial Information* (i) the unaudited pro forma consolidated combined balance sheet as of September 30, 2025 and unaudited pro forma consolidated combined statement of operations and comprehensive loss of the Company and RPM for the nine months ended September 30, 2025 and (ii) the unaudited pro forma consolidated combined statement of operations and comprehensive loss of the Company and RPM for the year ended December 31, 2024.

*	Attached as Exhibit 99.4

(d) Exhibits

Exhibit No.	Description
2.1(1)	Agreement and Plan of Merger, dated December 12, 2025, by and among Avalon Globocare Corp., Avalon Quantum AI, LLC and RPM Interactive, Inc
3.1	Certificate of Designation of Series E Non-Voting Convertible Preferred Stock
10.1	Bridge Note, between the Company and Allen O Cage Jr., dated as of December 11, 2025.
10.2	Securities Purchase Agreement, between the Company and Allen O Cage Jr., dated as of December 11, 2025.
10.3	Amendment to Securities Purchase Agreement and Unsecured Bridge Note dated December 14, 2025, between the Company and Allen O Cage Jr.
10.4	Amendment No. 1 dated December 14, 2025 by and among Avalon Globocare Corp., Avalon Quantum AI, LLC and RPM Interactive, Inc
99.1	Press release dated December 15, 2025
99.2	Audited financial statements of RPM as of and for the years ended December 31, 2024 and 2023
99.3	Unaudited financial statements of RPM as of September 30, 2025 and for the nine months ended September 30, 2025 and 2024
99.4	Pro Forma Financial Statements listed under Item 9.01(b) above.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)	Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Dated: December 15, 2025	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer